Provisions	12 Months Ended
Dec. 31, 2021
Disclosure of provision matrix [abstract]
Provisions	Provisions
a) Breakdown
The detail of Provisions in the consolidated balance sheets is as follows:

EUR million
	2021	2020	2019
Provision for pensions and other obligations post-employments	3,185	3,976	6,358
Other long term employee benefits	1,242	1,751	1,382
Provisions for taxes and other legal contingencies	1,996	2,200	3,057
Provisions for contingent liabilities and commitments (note 2)	733	700	739
Other provisions	2,427	2,225	2,451
Provisions	9,583	10,852	13,987
b) Changes
The changes in 'Provisions' in the last three years were as follows:

EUR million
	2021
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	3,976	1,751	700	4,425	10,852
Additions charged to income	100	101	29	2,748	2,978
Interest expense (note 39)	78	13	—	—	91
Staff costs (note 47)	67	6	—	—	73
Provisions or reversion of provisions	(45)	82	29	2,748	2,814
Addition	21	154	473	3,065	3,713
Release	(66)	(72)	(444)	(317)	(899)
Other additions arising from insurance contracts linked to pensions	(8)	—	—	—	(8)
Changes in value recognised in equity	(1,705)	—	—	—	(1,705)
Payments to pensioners and pre-retirees with a charge to internal provisions	(201)	(605)	—	—	(806)
Payments to external funds	(440)	—	—	—	(440)
Amounts used	—	—	—	(2,961)	(2,961)
Transfer, exchange differences and other changes	1,463	(5)	4	211	1,673
Balances at end of year	3,185	1,242	733	4,423	9,583

EUR million
	2020					2019
	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total	Post employment plans	Long term employee benefits	Contingent liabilities and commitments	Other provisions	Total
Balances at beginning of year	6,358	1,382	739	5,508	13,987	5,558	1,239	779	5,649	13,225
Incorporation of Group companies, net	(5)	—	(1)	(2)	(8)	—	(1)	—	—	(1)
Additions charged to income	(217)	782	50	1,934	2,549	173	729	(31)	2,836	3,707
Interest expense (note 39)	84	11	—	—	95	128	17	—	—	145
Staff costs (note 47)	69	7	—	—	76	65	7	—	—	72
Provisions or reversion of provisions	(370)	764	50	1,934	2,378	(20)	705	(31)	2,836	3,490
Addition	6	787	490	2,258	3,541	10	713	422	4,276	5,421
Release	(376)	(23)	(440)	(324)	(1,163)	(30)	(8)	(453)	(1,440)	(1,931)
Other additions arising from insurance contracts linked to pensions	2	—	—	—	2	4	—	—	—	4
Changes in value recognised in equity	547	—	—	—	547	1,520	—	—	—	1,520
Payments to pensioners and pre-retirees with a charge to internal provisions	(303)	(408)	—	—	(711)	(331)	(612)	—	—	(943)
Benefits paid due to settlements	(1,551)	—	—	—	(1,551)	—	—	—	—	—
Insurance premiums paid	(1)	—	—	—	(1)	(1)	—	—	—	(1)
Payments to external funds	(333)	—	—	—	(333)	(455)	—	—	—	(455)
Amounts used	—	—	—	(2,485)	(2,485)	—	—	—	(2,907)	(2,907)
Transfer, exchange differences and other changes	(521)	(5)	(88)	(530)	(1,144)	(110)	27	(9)	(70)	(162)
Balances at end of year	3,976	1,751	700	4,425	10,852	6,358	1,382	739	5,508	13,987
c) Provision for pensions and other obligations post –employments and Other long term employee benefits
The detail of Provisions for pensions and similar obligations is as follows:

EUR million
	2021	2020	2019
Provisions for post-employment plans - Spanish entities	1,709	1,881	3,951
Provisions for other similar obligations - Spanish entities	1,188	1,695	1,321
Of which pre-retirements	1,176	1,676	1,303
Provisions for post-employment plans - United Kingdom	44	449	329
Provisions for post-employment plans - Other subsidiaries	1,432	1,646	2,078
Provisions for other similar obligations - Other subsidiaries	54	56	61
Provision for pensions and other obligations post -employments and Other long term employee benefits	4,427	5,727	7,740
Of which defined benefits	4,419	5,719	7,731
i. Spanish entities - Post-employment plans and other similar obligations
At 31 December 2021, 2020 and 2019, the Spanish entities had post-employment benefit obligations under defined contribution and defined benefit plans. In addition, in various years some of the consolidated entities offered certain of their employees the possibility of taking pre-retirement and, therefore, provisions are recognised each year for the obligations to employees taking pre-retirement -in terms of salaries and other employee benefit costs- from the date of their pre-retirement to the agreed end date.

In 2019, the provisions accounted for benefit plans and contribution commitments were EUR 688 million.
In December 2020, Banco Santander reached an agreement with the workers' representatives to implement an early retirement and incentivized dismissals plan, which was expected to benefit 3,572 employees during 2021, constituting a provision to cover these commitments amounting to EUR 688 million. In addition to this plan, in 2020, 443 employees took advantage of the offer of early retirement and incentivized dismissals, increasing the provision made to cover these commitments to EUR 84 million. In 2021, due to the increase in the number of employees covered by the plan, a provision of EUR 139 million has been recognised.
In December 2019 Banco Santander reached an agreement with the workers' representatives to offer during 2020 to part of its passive personnel, the possibility of receiving the pensionable rights derived from the collective bargaining agreement in the form of a single consideration or divided into a maximum of 5 equal annuities. The proposal was also extended to personnel with pensionable rights recognized under individual contracts or agreements. The number of beneficiaries who exercised the voluntary option of accepting the substitution of the life annuity for the payment of a lump sum in the form of a capital sum or in instalments of a maximum of 5 annuities amounted to 15,613 people. The effect of the reduction of the aforementioned commitments is shown in the tables below under the headings 'Benefits paid in settlement' in the amount of EUR 1,551 million and 'Effect of reduction/settlement' in the amount of EUR 362 million.
On 8 July 2021, Banco Santander reached an agreement with the employee representatives for the transformation of defined benefit pension commitments into defined contributions for certain retired personnel from Banco Popular and Banco Pastor. Through the aforementioned Collective Agreement, it was agreed to carry out an offer to replace the life annuities that the passive personnel included in the scope of application of said Collective Agreement had been receiving, for a capitalization fund in the Santander Employees pension plan. The number of beneficiaries who exercised the voluntary option to accept the substitution of the life annuity for a capitalization fund in the Santander Employees pension plan amounted to 1,468 people.
The effect of the reduction of the aforementioned commitments is shown in the tables below under the headings 'Benefits paid by settlement' amounting to EUR 166 million and 'Effect reduction / settlement' amounting to EUR 36 million.
The expenses incurred by the Spanish companies in 2021, 2020 and 2019 in respect of contributions to defined contribution plans amounted to EUR 91 million, EUR 89 million and EUR 89 million, respectively.
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques.
1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	Post-employment plans			Other similar obligations
	2021	2020	2019	2021	2020	2019
Annual discount rate	0.90%	0.60%	0.80%	0.90%	0.60%	0.80%
Mortality tables	PE2020 M/F Col. Orden 1	PE2020 M/F Col. Orden 1	PERM/F-2000	PE2020 M/F Col. Orden 1	PE2020 M/F Col. Orden 1	PERM/F-2000
Cumulative annual CPI growth	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Annual salary increase rate	1.25%*	1.25%*	1.25%*	N/A	N/A	N/A
Annual social security pension increase rate	1.00%	1.00%	1.00%	N/A	N/A	N/A
Annual benefit increase rate	N/A	N/A	N/A	0%	0%	0%
*    Corresponds to the group’s defined-benefit obligations.

The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in euros) matching the durations of the commitments. From the bond portfolio considered, callable, putable and sinkable bonds, which could distort the rates, are excluded.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2021, if the discount rate used had been decreased or increased by 50 basis points (bp), there would have been an increase or decrease in the present value of the post-employment obligations of 5.00% (-50 bp) to -5.06% (+50 bp),respectively, and an increase or decrease in the present value of the long-term obligations of 1.18% (-50 bp) to -1.18% (+50 bp), respectively.

These changes would be offset in part by increases or decreases in the fair value of the assets and insurance contracts linked to pensions.
3. The estimated retirement age of each employee is the first at which the employee is entitled to retire or the agreed-upon age, as appropriate.
The fair value of insurance contracts was determined as the present value of the related payment obligations, taking into account the following assumptions:

	Post-employment plans			Other similar obligations
	2021	2020	2019	2021	2020	2019
Expected rate of return on plan assets	0.90%	0.60%	0.80%	0.90%	0.60%	0.80%
Expected rate of return on reimbursement rights	0.90%	0.60%	0.80%	N/A	N/A	N/A
The funding status of the defined benefit obligations in 2021 and the two preceding years is as follows:

EUR million
	Post-employment plans			Other similar obligations
	2021	2020	2019	2021	2020	2019
Present value of the obligations
To current employees	29	60	59	—	—	—
Vested obligations to retired employees	2,797	3,318	5,393	—	—	—
To pre-retirees employees	—	—	—	1,186	1,688	1,317
Long-service bonuses and other benefits	—	—	—	12	18	18
Other	65	41	42	—	1	—
	2,891	3,419	5,494	1,198	1,707	1,335
Less - Fair value of plan assets	1,217	1,542	1,547	10	12	14
Provisions - Provisions for pensions	1,674	1,877	3,947	1,188	1,695	1,321
Of which:
Internal provisions for pensions	1,560	1,707	3,759	1,188	1,695	1,321
Net pension assets	(30)	—	—	—	—	—
Insurance contracts linked to pensions (note 14)	149	174	192	—	—	—
Unrecognised net assets for pensions	(5)	(4)	(4)	—	—	—
The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	Post-employment plans			Other similar obligations
	2021	2020	2019	2021	2020	2019
Current service cost	5	10	12	1	1	1
Interest cost (net)	24	26	53	11	9	15
Expected return on insurance contracts linked to pensions	(1)	(1)	(2)	—	—	—
Provisions or reversion of provisions
Actuarial (gains)/losses recognised in the year	—	—	—	(15)	(3)	7
Past service cost	13	2	3	—	—	1
Pre-retirement cost	—	—	1	139	772	687
Other*	(39)	(372)	(29)	(55)	(15)	(2)
	2	(335)	38	81	764	709
*Including reduction/settlement effect
In addition, in 2021 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' has decreased by EUR 37 million with respect to defined benefit obligations (increase of EUR 84 and EUR 278 million in 2020 and 2019, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	Post-employment plans			Other similar obligations
	2021	2020	2019	2021	2020	2019
Present value of the obligations at beginning of year	3,419	5,494	5,427	1,707	1,335	1,204
Incorporation of Group companies, net	6	—	—	—	—	(1)
Current service cost	5	10	12	1	1	1
Interest cost	36	39	72	11	9	15
Pre-retirement cost	—	—	1	139	772	687
Effect of curtailment/settlement	(61)	(372)	(29)	(55)	(15)	(2)
Benefits paid	(248)	(359)	(400)	(589)	(392)	(599)
Benefits paid due to settlements	(166)	(1,551)	—	—	—	—
Past service cost	13	2	3	—	—	1
Actuarial (gains)/losses	(121)	163	407	(15)	(3)	7
Demographic actuarial (gains)/losses	9	91	15	(8)	(8)	(9)
Financial actuarial (gains)/losses	(130)	72	392	(7)	5	16
Exchange differences and other items	8	(7)	1	(1)	—	22
Present value of the obligations at end of year	2,891	3,419	5,494	1,198	1,707	1,335
The changes in the fair value of plan assets and of insurance contracts linked to pensions were as follows:

Plan Assets
EUR million
	Post-employment plans			Other similar obligations
	2021	2020	2019	2021	2020	2019
Fair value of plan assets at beginning of year	1,542	1,547	1,500	12	14	15
Incorporation of Group companies, net	6	—	—	—	—	—
Expected return on plan assets	12	13	19	—	—	—
Gains/(losses) on settlements	(22)	—	—	—	—	—
Benefits paid	(263)	(94)	(108)	(2)	(2)	(2)
Contributions/(surrenders)	15	5	8	—	—	—
Actuarial gains/(losses)	(76)	76	128	—	—	—
Exchange differences and other items	3	(5)	—	—	—	1
Fair value of plan assets at end of year	1,217	1,542	1,547	10	12	14

Insurance Contracts linked to pensions
EUR million
	Post-employment plans			Other similar obligations
	2021	2020	2019	2021	2020	2019
Fair value of insurance contracts linked to pensions at beginning of year	174	192	210	—	—	—
Incorporation of Group companies, net	—	—	—	—	—	—
Expected return on insurance contracts linked to pensions	1	1	2	—	—	—
Benefits paid	(19)	(21)	(24)	—	—	—
Paid premiums	1	—	—	—	—	—
Actuarial gains/(losses)	(8)	2	4	—	—	—
Fair value of insurance contracts linked to pensions at end of year	149	174	192	—	—	—
In view of the conversion of the defined-benefit obligations to defined-contribution obligations, the Group has not made material current contributions in Spain in 2021 to fund its defined-benefit pension obligations.
The plan assets and the insurance contracts linked to pensions are instrumented mainly through insurance policies.
The following table shows the estimated benefits payable at 31 December 2021 for the next ten years:

EUR million
2022	606
2023	466
2024	402
2025	333
2026	284
2027 to 2031	904
ii. United Kingdom
At the end of each of the last three years, the businesses in the United Kingdom had post-employment benefit obligations under defined contribution and defined benefit plans. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 89 million in 2021 (EUR 91 million in 2020 and EUR 93 million in 2019).
The amount of the defined benefit obligations was determined on the basis of the work performed by independent actuaries using the following actuarial techniques:
1.    Valuation method: projected unit credit method, which sees each period of service as giving rise to an additional unit of benefit entitlement and measures each unit separately.
2.    Actuarial assumptions used: unbiased and mutually compatible. Specifically, the most significant actuarial assumptions used in the calculations were as follows:

	2021	2020	2019
Annual discount rate	1.90%	1.28%	2.11%
Mortality tables	The S3 Middle tables weighted at 84% of the CMI_2020 projection with an initial addition of 0.15%, smoothing parameter 7 and improving 1.25%.	The S3 Middle tables weighted at 84% of the CMI_2018 projection with an initial addition of 0.15%, smoothing parameter 7 and improving 1.25%.	The S3 Middle tables weighted at 84% of the CMI_2018 projection with an initial addition of 0.15%, smoothing parameter 7 and improving 1.25%.
Cumulative annual CPI growth	3.37%	2.95%	3.01%
Annual salary increase rate	1.00%	1.00%	1.00%
Annual pension increase rate	3.21%	2.85%	2.91%
The discount rate used for the flows was determined by reference to high-quality corporate bonds (at least AA in pounds sterling) that coincide with the terms of the obligations.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2021, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 9.74% (-50 bp) and -8.67% (+50 bp), respectively. If the inflation assumption had been increased or decreased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 6.19% (+50 bp) and -6.00% (-50 bp), respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.
The funding status of the defined benefit obligations in 2021 and the two preceding years is as follows:

EUR million
	2021	2020	2019
Present value of the obligations	15,392	15,472	14,297
Less-
Fair value of plan assets	17,244	15,575	14,755
Provisions - Provisions for pensions	(1,852)	(103)	(458)
Of which:
Internal provisions for pensions	44	449	329
Net assets for pensions	(1,896)	(552)	(787)
The amounts recognised in the consolidated income statements in relation to the aforementioned defined benefit obligations are as follows:

EUR million
	2021	2020	2019
Current service cost	33	30	27
Interest cost (net)	(6)	(12)	(24)
Provisions or reversal of provisions, net
Cost of services provided	6	—	—
Others	—	(1)	—
	33	17	3
In addition, in 2021 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' decreased by EUR 1,475 million with respect to defined benefit obligations (increase of EUR 568 million and decrease of EUR 601 million at 31 December 2020 and 2019, respectively).
The changes in the present value of the accrued defined benefit obligations were as follows:

EUR million
	2021	2020	2019
Present value of the obligations at beginning of year	15,472	14,297	12,079
Current service cost	33	30	27
Interest cost	219	284	352
Benefits paid	(465)	(445)	(441)
Contributions made by employees	18	17	18
Past service cost	6	—	—
Actuarial (gains)/losses	(933)	2,060	1,594
Demographic actuarial (gains)/losses	(17)	34	48
Financial actuarial (gains)/losses	(916)	2,026	1,546
Exchange differences and other items	1,042	(771)	668
Present value of the obligations at end of year	15,392	15,472	14,297
The changes in the fair value of the plan assets were as follows:

EUR million
	2021	2020	2019
Fair value of plan assets at beginning of year	15,575	14,755	12,887
Expected return on plan assets	225	296	376
Benefits paid	(463)	(443)	(441)
Contributions	285	274	244
Actuarial gains/(losses)	541	1,492	993
Exchange differences and other items	1,081	(799)	696
Fair value of plan assets at end of year	17,244	15,575	14,755
In 2022 the Group expects to make current contributions to fund these obligations for amounts similar to those made in 2021.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2021	2020	2019
Equity instruments	10%	9%	12%
Debt instruments	51%	55%	46%
Properties	10%	10%	11%
Other	29%	26%	31%
The following table shows the estimated benefits payable at 31 December 2021 for the next ten years:

EUR million
2022	462
2023	367
2024	393
2025	408
2026	433
2027 to 2031	2,481
iii. Other foreign subsidiaries
Certain of the consolidated foreign entities have acquired commitments to their employees similar to post-employment benefits.
At 31 December 2021, 2020 and 2019, these entities had defined-contribution and defined-benefit post-employment benefit obligations. The expenses incurred in respect of contributions to defined contribution plans amounted to EUR 106 million in 2021 (EUR 103 million at 31 December 2020 and EUR 110 million at 31 December 2019).
The actuarial assumptions used by these entities (discount rates, mortality tables and cumulative annual CPI growth) are consistent with the economic and social conditions prevailing in the countries in which they are located.
Specifically, the discount rate used for the flows was determined by reference to high-quality corporate bonds, except in the case of Brazil where there is no extensive corporate bond market and, accordingly the discount rate was determined by reference to the series B bonds issued by the Brazilian National Treasury Secretariat for a term coinciding with that of the obligations. In Brazil the discount rate used was between 8.39% and 8.44%, the CPI 3.00% and the mortality table the AT - 2000 Basic.
Any changes in the main assumptions could affect the calculation of the obligations. At 31 December 2021, if the discount rate used had been decreased or increased by 50 basis points, there would have been an increase or decrease in the present value of the obligations of 4.78% and -4.40%, respectively. These changes would be offset in part by increases or decreases in the fair value of the assets.

The funding status of the obligations similar to post-employment benefits and other long-term benefits in 2021 and the two preceding years is as follows:

EUR million
	2021	Of which business in Brazil	2020	2019
Present value of the obligations	8,018	5,111	8,434	10,717
Less-
Of which: with a charge to the participants	106	106	112	176
Fair value of plan assets	7,167	5,288	7,182	8,826
Provisions - Provisions for pensions	745	(283)	1,140	1,715
Of which:
Internal provisions for pensions	1,478	432	1,694	2,129
Net assets for pensions	(64)	(46)	(83)	(116)
Unrecognised net assets for pensions	(669)	(669)	(471)	(298)
The amounts recognised in the consolidated income statements in relation to these obligations are as follows:

EUR million
	2021	2020	2019
Current service cost	34	35	32
Interest cost (net)	62	72	101
Provisions or reversion of provisions
(Actuarial gains)/losses recognised in the year	11	11	12
Past service cost	3	5	6
Pre-retirement cost	(24)	—	—
Other	(3)	(5)	(1)
	83	118	150
In addition, in 2021 'Other comprehensive income – Items not reclassified to profit or loss – Actuarial gains or (-) losses on defined benefit pension plans' decreased by EUR 193 million with respect to defined benefit obligations (decreased EUR 105 million and increased EUR 641 million in 2020 and 2019, respectively).
The changes in the present value of the accrued obligations were as follows:

EUR million
	2021	2020	2019
Present value of the obligations at beginning of year	8,434	10,717	9,116
Incorporation of Group companies, net	(5)	(84)	—
Current service cost	34	35	32
Interest cost	429	465	651
Pre-retirement cost	(24)	—	—
Effect of curtailment/settlement	(3)	(5)	(1)
Benefits paid	(538)	(544)	(666)
Contributions made by employees	3	3	5
Past service cost	3	5	6
Actuarial (gains)/losses	(486)	176	1,652
Demographic actuarial (gains)/losses	16	23	3
Financial actuarial (gains)/losses	(502)	153	1,649
Exchange differences and other items	171	(2,334)	(78)
Present value of the obligations at end of year	8,018	8,434	10,717
The changes in the fair value of the plan assets were as follows:

EUR million
	2021	2020	2019
Fair value of plan assets at beginning of year	7,182	8,826	7,743
Incorporation of Group companies, net	(6)	(86)	—
Expected return on plan assets	411	410	573
Benefits paid	(478)	(488)	(613)
Contributions	152	63	214
Actuarial gains/(losses)	(155)	536	1,021
Exchange differences and other items	61	(2,079)	(112)
Fair value of plan assets at end of year	7,167	7,182	8,826
In 2022 the Group expects to make contributions to fund these obligations for amounts similar to those made in 2021.
The main categories of plan assets as a percentage of total plan assets are as follows:

	2021	2020	2019
Equity instruments	12%	11%	8%
Debt instruments	83%	84%	84%
Properties	1%	1%	1%
Other	4%	4%	7%
The following table shows the estimated benefits payable at 31 December 2021 for the next ten years:

EUR million
2022	538
2023	544
2024	550
2025	555
2026	560
2027 to 2031	2,870
d) Provisions for taxes and other legal contingencies and Other provisions
'Provisions - Provisions for taxes and other legal contingencies' and 'Provisions - Other provisions', which include, inter alia, provisions for restructuring costs and tax-related and non-tax-related proceedings, were estimated using prudent calculation procedures in keeping with the uncertainty inherent to the obligations covered. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, these obligations have no fixed settlement period and, in other cases, depend on the legal proceedings in progress.
The detail, by geographical area, of Provisions for taxes and other legal contingencies and Other provisions is as follows:

EUR million
	2021	2020	2019
Recognised by Spanish companies	1,595	1,647	1,381
Recognised by other EU companies	779	539	1,100
Recognised by other companies	2,049	2,239	3,027
Of which:
Brazil	1,339	1,475	2,484
	4,423	4,425	5,508
Set forth below is the detail, by type of provision, of the balance at 31 December 2021, 2020 and 2019 of Provisions for taxes and other legal contingencies and Other provisions.
The types of provision were determined by grouping together items of a similar nature:

EUR million
	2021	2020	2019
Provisions for taxes	564	600	759
Provisions for employment-related proceedings (Brazil)	328	437	776
Provisions for other legal proceedings	1,104	1,163	1,522
Provision for customer remediation	745	395	725
Regulatory framework-related provisions	36	69	67
Provision for restructuring	749	810	641
Other	897	951	1,018
	4,423	4,425	5,508
Relevant information is set forth below in relation to each type of provision shown in the preceding table:
The provisions for taxes include provisions for tax-related proceedings.
The provisions for employment-related proceedings (Brazil) relate to claims filed by trade unions, associations, the prosecutor’s office and ex-employees claiming employment rights to which, in their view, they are entitled, particularly the payment of overtime and other employment rights, including litigation concerning retirement benefits. The number and nature of these proceedings, which are common for banks in Brazil, justify the classification of these provisions in a separate category or as a separate type from the rest. The Group calculates the provisions associated with these claims in accordance with past experience of payments made in relation to claims for similar items. When claims do not fall within these categories, a case-by-case assessment is performed and the amount of the provision is calculated in accordance with the status of each proceeding and the risk assessment carried out by the legal advisers.
The provisions for other legal proceedings include provisions for court, arbitration or administrative proceedings (other than those included in other categories or types of provisions disclosed separately) brought against Santander Group companies.
The provisions for customer remediation include mainly the estimated cost of payments to remedy errors relating to the sale of certain products in the UK, as well as the impact of Swiss franc (CHF) mortgage portfolios in Poland and the estimated amount related to the floor clauses of Banco Popular Español, S.A.U. To calculate the provision for customer remediation, the best estimate of the provision made by management is used, which is based on the estimated number of claims to be received and, of these, the number that will be accepted, as well as the estimated average payment per case.
The regulatory framework-related provisions include mainly the provisions relating to the FSCS (Financial Services Compensation Scheme), the Bank Levy in the UK and in Poland the provision related to the Banking Tax.
The provisions for restructuring include only the costs arising from restructuring processes carried out by the various Group companies.
Lastly, the 'Other' heading contains very atomized and individually insignificant provisions, such as the provisions to cover the operational risk.
Qualitative information on the main litigation is provided in note 25.e to the consolidated financial statements.
The group's general policy is to record provisions for tax and legal proceedings in which we assess the chances of loss to be probable and we do not record provisions when the chances of loss are possible or remote. We determine the amounts to be provided for as our best estimate of the expenditure required to settle the corresponding claim based, among other factors, on a case-by-case analysis of the facts and the legal opinion of internal and external counsel or by considering the historical average amount of the loss incurred in claims of the same nature. The definitive date of the outflow of resources embodying economic benefits for the Group depends on each obligation. In certain cases, the obligations do not have a fixed settlement term and, in others, they depend on legal proceedings in progress.
The main movements during the 2021 of the breakdown provisions are shown below:
With respect to provisions for labor and other legal proceedings, in Brazil, provisions of EUR 155 million and EUR 168 million were recorded, making payments of EUR 289 million and EUR 205 million, respectively.
With respect to provisions for customer compensation an amount of EUR 319 million was provided in Poland to cover the CHF mortgage portfolio in the year.
On the regulatory framework side, EUR 69 million was provisioned in the United Kingdom and a utilization of EUR 104 million was made in the year (Bank Levy). In addition, in Poland, EUR 131 million were recorded under the regulatory framework and paid during the year.
In addition, the restructuring provision includes provisions of EUR 598 million mainly in the UK and Portugal, as well as the payments made by the Group during the year.
e) Litigation and other matters
i. Tax-related litigation
At 31 December 2021 the main tax-related proceedings concerning the Group were as follows:
•Legal actions filed by Banco Santander (Brasil) S.A. and other Group entities to avoid the application of Law 9.718/98, which modifies the basis to calculate PIS and COFINS social contribution, extending it to all the entities income, and not only to the income from the provision of services. In relation of Banco Santander (Brasil) S.A. process, in May 2015 the Federal Supreme Court (FSC) admitted the extraordinary appeal filed by the Federal Union regarding PIS, and dismissed the extraordinary appeal lodged by the Brazilian Public Prosecutor's Office regarding COFINS contribution, confirming the decision of Federal Regional Court favourable to Banco Santander (Brasil) S.A. of August 2007. The appeals filed by the other entities before the Federal Supreme Court, both for PIS and COFINS, are still pending. These claims are fully provisioned.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil have appealed against the assessments issued by the Brazilian tax authorities questioning the deduction of loan losses in their income tax returns (IRPJ and CSLL) in relation to different administrative processes of various years on the ground that the requirements under the applicable legislation were not met. The appeals are pending decision in CARF. No provision was recognised in connection with the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against several municipalities that demand payment of the Service Tax on certain items of income from transactions not classified as provisions of services. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•Banco Santander (Brasil) S.A. and other Group companies in Brazil are involved in administrative and legal proceedings against the tax authorities in connection with the taxation for social security purposes of certain items which are not considered to be employee remuneration. There are several cases in different judicial instances. A provision was recognised in connection with the amount of the estimated loss.
•In May 2003 the Brazilian tax authorities issued separate infringement notices against Santander Distribuidora de Títulos e Valores Mobiliarios, Ltda. (DTVM, actually Santander Brasil Tecnología S.A.) and Banco Santander (Brasil) S.A. in relation to the Provisional Tax on Financial Movements (CPMF) of the years 2000 to 2002. The administrative discussion ended unfavourably for both companies, and on July 3, 2015, filed a lawsuit requesting the cancellation of both tax assessments. The lawsuit was judged unfavourably in first instance. Therefore, both plaintiffs appealed to the court of second instance. On December 2020, the appeal was decided unfavourably. Against the judgment, the bank filed a motion for clarification which has not been accepted. Currently it is appealed to higher courts. There is a provision recognized for the estimated loss.
•In December 2010 the Brazilian tax authorities issued an infringement notice against Santander Seguros S.A. (Brazil), currently Zurich Santander Brasil Seguros e Previdência S.A., as the successor by merger to ABN AMRO Brasil dois Participações S.A., in relation to income tax (IRPJ and CSLL) for 2005, questioning the tax treatment applied to a sale of shares of Real Seguros, S.A. The administrative discussion ended unfavourably, and the CARF decision has been appealed at the Federal Justice. As the former parent of Santander Seguros S.A. (Brasil), Banco Santander (Brasil) S.A. is liable in the event of any adverse outcome of this proceeding. No provision was recognised in connection with this proceeding as it is considered to be a contingent liability.
•In November 2014 the Brazilian tax authorities issued an infringement notice against Banco Santander (Brasil) S.A. in relation to corporate income tax (IRPJ and CSLL) for 2009 questioning the tax-deductibility of the amortisation of the goodwill of Banco ABN AMRO Real S.A. performed prior to the absorption of this bank by Banco Santander (Brasil) S.A., but accepting the amortisation performed after the merger. Actually it is appealed before the Higher Chamber of CARF. No provision was recognised in connection with this proceeding as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. has also appealed against infringement notices issued by the tax authorities questioning the tax deductibility of the amortisation of the goodwill arising on the acquisition of Banco Comercial e de Investimento Sudameris S.A from years 2007 to 2012. No provision was recognised in connection with this matter as it was considered to be a contingent liability.
•Banco Santander (Brasil) S.A. and other companies of the Group in Brazil are undergoing administrative and judicial procedures against Brazilian tax authorities for not admitting tax compensation with credits derived from other tax concepts, not having registered a provision for the amount considered to be a contingent liability.
•Banco Santander (Brasil) S.A. is involved in appeals in relation to infringement notices initiated by tax authorities regarding the offsetting of tax losses in the CSLL (‘Social Contribution on Net Income’) of year 2009. The appeal is pending decision in CARF. No provision was recognised in connection with this matter as it is considered to be a contingent liability.
•Brazilian tax authorities have issued infringement notices against Getnet Adquirência e Serviços para Meios de Pagamento S.A and Banco Santander (Brasil) S.A. as jointly liable in relation to corporate income tax (IRPJ and CSLL) for 2014 to 2018 questioning the tax-deductibility of the amortization of the goodwill from the acquisition of Getnet Tecnologia Proces S.A., considering that the company would not have complied with the legal requirements for such amortization. A defense against the tax assessment notices were submitted, and the appeal is pending decision in CARF. No provision was recognized as it is considered to be a contingent liability.
The total amount for the aforementioned Brazil lawsuits that are fully provisioned is EUR 848 million, and for lawsuits that qualify as contingent liabilities is EUR 3,690 million.
•Legal action brought by Sovereign Bancorp, Inc. (currently Santander Holdings USA, Inc.) claiming its right to take a foreign tax credit for taxes paid outside the United States in fiscal years 2003 to 2005 as well as the related issuance and financing costs. On 17 July 2018, the District Court finally ruled against Santander Holdings USA, Inc. On September 5, 2019 the Federal District Court in Massachusetts entered a judgement resolving the Company’s tax liability for fiscal years 2003 to 2005, which had no effect on income. The Company has agreed to resolve the treatment of the same transactions for 2006 and 2007, consistent with the September 5, 2019 judgment. The Congressional Joint Committee on Taxation has completed its review of the proposed resolution of the 2006 and 2007 tax years, with no objection. The IRS finalized its administrative process to close-out the issue, which resulted in no impact on net income.
•Banco Santander appealed before European Courts the Decisions 2011/5/CE of 28 October 2009 (First Decision), and 2011/282/UE of 12 January 2011 (Second Decision) of the European Commission, ruling that the deduction of the financial goodwill regulated pursuant to Article 12.5 of the Corporate Income Tax Law constituted illegal State aid. On October 2021 the Court of Justice has definitively confirmed these Decisions. The dismissal of the appeal, that only affects these two decisions, has no effect on equity.
At the date of approval of these interim financial statements certain other less significant tax-related proceedings are also in progress.
ii. Non-tax-related proceedings
At 31 December 2021 the main non-tax-related proceedings concerning the Group were as follows:
•Payment Protection Insurance (PPI): In recent years Santander UK plc has processed customer claims associated with the sale of payment protection insurance (PPI), derived from the Financial Conduct Authority guidelines. As of 31 December 2021 there is no provision related to those claims as the deadline for presenting them has already expired. However, customers can still commence in-court litigation for the mis-sale of PPI and a provision for the best estimate of any obligation to pay compensation in respect of current and future claims is recognized for this purpose.
In addition, there is a legal dispute regarding allocation of liability for pre-2005 PPI policies underwritten by two entities (Axa France) that Axa Group acquired from Genworth Financial International Holdings, Inc. in September 2015. The dispute involves Santander Cards UK Limited (formerly known as GE Capital Bank Limited which was acquired by Banco Santander, S.A. from GE Capital group in 2008) which was the distributor of the policies in dispute and Santander Insurance Services UK Limited (the Santander Entities).
In July 2017, the Santander Entities notified Axa France that they did not accept liability for losses on PPI policies relating to the referred period. Santander UK plc entered in a Complaints Handling Agreement –that included a standstill agreement- agreeing to handle complaints on Axa France, whilst Axa France accepted paying redress assessed to be due to relevant policyholders on a without prejudice basis.
After the termination of the Complaints Handling Agreement, on 30 December 2020 Axa France provided written notice to the Santander Entities to terminate the standstill agreement. On 5 March 2021, the Santander Entities were served with a Claim Form and Brief Details of Claim by Axa France, claiming that the Santander Entities are liable to reimburse Axa France for pre-2005 PPI mis-selling losses, currently estimated at GBP 636 million (EUR 739 million). On 22 March 2021, the Santander Entities acknowledged service of the claim and notified the court of their intention to defend the claim in full and issued an application for Axa Frances’s claim to be struck out/summarily dismissed, which is being heard by the Commercial Court on 22 and 23 February 2022. Decision is not expected until second quarter 2022.
In the event the claim is not dismissed, there are still ongoing factual issues to be resolved during the trial, which may have legal consequences including in relation to liability. These issues create uncertainties which mean that it is difficult to reliably predict the outcome or the timing of the resolution of the matter. The provision includes our best estimate of the Santander Entities’ liability for this matter.
•Delforca: dispute arising from equity swaps entered into by Gaesco (now Delforca 2008, S.A.) on shares of Inmobiliaria Colonial, S.A. Banco Santander, S.A. is claiming to Delforca before the Court of Barcelona in charge of the bankruptcy proceedings, a total of EUR 66 million from the liquidation resulting from the early termination of financial transactions due to Delforca's non-payment of the equity swaps. In the same bankruptcy proceedings, Delforca and Mobiliaria Monesa have in turn claimed the Bank to repay EUR 57 million, which the Bank received for the enforcement of the agreed guarantee, as a result of the aforementioned liquidation. On 16 September 2021 the Commercial Court Number 10 of Barcelona has ordered Delforca to pay the Bank EUR 66 million plus EUR 11 million in interest and has dismissed the claims filed by Delforca. This decision has been appealed by Delforca, Mobiliaria Monesa and the bankruptcy administrator. The appeal which the Bank has already opposed to will be resolved by the Provincial Court of Barcelona.
Separately, Mobiliaria Monesa, S.A. (parent of Delforca) filed in 2009 a civil procedure with the Courts of Santander against the Bank claiming damages that have not been specified to date. The procedure is suspended.
•Former employees of Banco do Estado de São Paulo S.A., Santander Banespa, Cia. de Arrendamiento Mercantil: claim initiated in 1998 by the association of retired Banespa employees (AFABESP) requesting the payment of a half-yearly bonus contemplated in the by-laws of Banespa in the event that Banespa obtained a profit and that the distribution of this profit were approved by the Board of Directors. The bonus was not paid in 1994 and 1995 since Banespa had not made a profit during those years. Partial payments were made from 1996 to 2000, as approved by the Board of Directors. The relevant clause was eliminated in 2001. The Tribunal Regional do Trabalho (Regional Labour Court) and the High Employment Court (TST) ordered Santander Brazil, as successor to Banespa, to pay this half-yearly bonus for the period from 1996 to the present. On 20 March 2019, the Supreme Federal Court (STF) rejected the extraordinary appeal filed by Santander Brazil.
Santander Bank Brazil filed a rescissory action before the TST to nullify the decisions of the main proceedings and suspend the execution of the judgment, which was deemed inadmissible, therefore its execution was suspended. The rescissory action was dismissed and a motion for clarification was filed, due to the absence of an explicit argument to deny the rescissory action filed by Santander Brazil. After the decision of the motion for clarification, Santander Brazil filed an extraordinary appeal in the rescissory action in February 2021, which was denied in an interlocutory decision in June 2021 by the TST. As Santander Brazil understands there is a conflict between the TST decision and the doctrine set by the STF, Santander Brazil has appealed this decision. This appeal is pending.
In August 2021, a first instance court has ruled that the enforcement of the TST decision shall be carried out individually, at the jurisdiction pertaining to each person. AFABESP appealed this decision. In December 2021, the Regional Labor Court denied the appeal filed by AFABESP. This decision has not been appealed by AFABESP, and therefore it has become firm.
Santander Brazil external advisers have classified the risk as probable. The recorded provisions are considered sufficient to cover the risks associated with the legal claims that are being substantiated as of 31 December 2021.
•'Planos Económicos': like the rest of the banking system in Brasil, Santander Brazil has been the target of customer complaints and collective civil suits stemming mainly from legislative changes and its application to bank deposits ('economic plans'). At the end of 2017, an agreement between regulatory entities and the Brazilian Federation of Banks (Febraban) with the purpose of closing the lawsuits was reached and was approved by the Supremo Tribunal Federal. Discussions focused on specifying the amount to be paid to each affected client according to the balance in their notebook at the time of the Plan. Finally, the total value of the payments will depend on the number of adhesions there may be and the number of savers who have demonstrated the existence of the account and its balance on the date the indexes were changed. In November 2018, the STF ordered the suspension of all economic plan proceedings for two years from May 2018. On 29 May 2020, the STF approved the extension of the agreement for 5 additional years starting from 3 June 2020. Condition for this extension was to include in the agreement actions related to the “Collor I Plan”. On 31 December 2021, the provision recorded for the economic plan proceedings amounts to EUR 277 million.
•Floor clauses: as a consequence of the acquisition of Banco Popular Español, S.A.U. the Group has been exposed to a material number of transactions with floor clauses. The so-called "floor clauses" are those under which the borrower accepts a minimum interest rate to be paid to the lender, regardless of the applicable reference interest rate. Banco Popular Español, S.A.U. included "floor clauses" in certain asset-side transactions with customers. In relation to this type of clauses, and after several rulings made by the Court of Justice of the European Union and the Spanish Supreme Court, and the extrajudicial process established by the Spanish Royal Decree-Law 1/2017, of 20 January, Banco Popular Español, S.A.U. made provisions that were updated in order to cover the effect of the potential return of the excess interest charged for the application of the floor clauses between the contract date of the corresponding mortgage loans and May 2013. At 31 December 2021, after having processed most of the customer requests, the potential residual loss associated with ongoing court proceedings is estimated at EUR 46 million, amount which is fully covered by provisions.
•Banco Popular´s acquisition: considering the declaration setting out the resolution of Banco Popular Español, S.A.U., the redemption and conversion of its capital instruments and the subsequent transfer to Banco Santander, S.A. of the shares resulting from this conversion in exercise of the resolution instrument involving the sale of the institution's business, in application of the single resolution framework regulation, some investors have filed claims against the EU’s Single Resolution Board decision, the FROB's resolution executed in accordance to the aforementioned decision, and claims have been filed and may be filed in the future against Banco Santander, S.A. or other Santander Group companies deriving from or related to the acquisition of Banco Popular Español, S.A.U..
At this stage, it is not possible to foresee the total number of claims that could be filed by the former holders of shares and capital instruments (arising from the acquisition by investors of such shares and capital instruments of Banco Popular prior to resolution, including in particular, without limitation, the shares acquired in the context of the capital increase with pre-emptive subscription rights carried out in 2016), and their economic implications (especially considering that the decision to resolve in application of the new regulation has no precedent, and that it may be possible that future claims do not specify a specific amount, put forward new legal interpretations or involve a large number of parties).
In this respect, on 2 September 2020, the Provincial Court of La Coruña has referred a preliminary ruling to the Court of Justice of the European Union (“CJEU”) asking for the correct interpretation of Article 60(2) of Directive 2014/59/EU of the European Parliament and of the Council, dated 15 May 2014, which establishes a framework for the restructuring and resolution of credit institutions and investment firms. This article establishes that, in cases of redemption of capital instruments in a bank resolution, no liability shall remain in relation to the amount of the instrument that has been redeemed. On 2 December 2021, the CJEU Advocate General issued his opinion, considering that the Directive precludes former Banco Popular shareholders from bringing claims for compensation against Banco Santander. The judgement of the CJEU in this case is still pending and is likely to condition the outcome on the judicial proceedings that are currently ongoing.
Likewise, the Central Court of Instruction 4 is currently conducting preliminary proceedings 42/2017, in which, amongst other things, is being investigated the following: (i) the accuracy of the prospectus for the capital increase with subscription rights carried out by Banco Popular in 2016; and (ii) the alleged manipulation of the share price of Banco Popular until the resolution of the bank, in June 2017. During the course of the proceedings, on 30 April 2019, the Spanish National Court, ruled in favour of Banco Santander, S.A. declaring that Banco Santander, S.A. cannot inherit Banco Popular’s potential criminal liability. This ruling was appealed before the Supreme Court, which rejected it. In this proceedings, Banco Santander, S.A. could potentially be subsidiarily liable for the civil consequences.
The estimated cost of any compensation to shareholders and bondholders of Banco Popular recognized in the 2017 accounts amounted to EUR 680 million, of which EUR 535 million were applied to the commercial loyalty program. At 31 December 2021, the provisions recorded are considered sufficient to cover the risks associated with the court claims that can be estimated to date. However, if additional amounts have to be paid for claims already raised with an undetermined economic interest or for new claims which cannot be reliably estimated because of their specific circumstances, this could have a significant adverse effect on the Santander Group's results and financial situation.
•German shares investigation: the Cologne Public Prosecution Office is conducting an investigation against the Bank, and other group entities based in UK - Santander UK plc, Santander Financial Services Plc and Cater Allen International Limited -, in relation to a particular type of tax dividend linked transactions known as cum-ex transactions.
The Group is cooperating with the German authorities. According to the state of the investigations, the result and the effects for the Group, which may potentially include the imposition of material financial penalties, cannot be anticipated. For this reason, the Bank has not recognized any provisions in relation to the potential imposition of financial penalties.
•Banco Santander, S.A. has been sued in a legal proceeding in which the plaintiff alleges that a contract was concluded whereby he would be entrusted with the functions of CEO of the Bank. In the complaint, the claimant mainly requests a declaratory ruling that affirms the validity and conclusion of such contract and its enforcement together with the payment of certain amounts. If the main request is not granted, the claimant sought a compensation for a total amount of approximately EUR 112 million or, an alternative relief for other minor amounts. Banco Santander, S.A. answered to the complaint stating that the conditions to which the appointment was subject to were not met and that the contract required by law was not concluded. On 17 May 2021, the plaintiff reduced his claims for compensation to EUR 61.9 million.
On 9 December 2021, the Court has rendered its decision ordering the Bank to compensate the plaintiff in the amount of EUR 67.8 million. On 13 January 2022, the Court has corrected and supplemented its judgment, reducing the total amount to EUR 51.4 million and establishing that part of this amount (EUR 18.6 million) would have to be paid in shares of Banco Santander and subject to the application of the same terms provided in the applicable Santander executives’ remuneration program (on a deferred basis, and in accordance with the applicable plan in the offer). The Bank will file appeal against the judgment before the Provincial Court of Madrid. The provisions recorded are considered to be sufficient to cover the risks deriving from this claim.
•Universalpay Entidad de Pago, S.L. has filed a lawsuit against Banco Santander, S.A. for breach of the marketing alliance agreement (MAA) and claim payment (EUR 1,050 million). The claim is being processed in the Court of First Instance no. 81 of Madrid. The MAA was originally entered into by Banco Popular Español, S.A.U. and its purpose is the rendering of acquiring services (point of sale payment terminals) for businesses in the Spanish market. The lawsuit is mainly based on the potential breach of clause 6 of the MAA, which establishes certain obligations of exclusivity, non-competition and customer referral. The claim is at a very early stage, and there are factual issues pending resolution, which may have legal consequences and affect any potential liability. This uncertainty makes it impossible to reliably predict the resolution of the issue, the timing or the significance of the potential economic impact. The Bank has answered the complaint. The pretrial hearing could not take place on 16 December 2021 and has been rescheduled on 11 March 2022.
•CHF Polish Mortgage Loans: On 3 October 2019, the Court of Justice of the European Union (CJEU) rendered its decision in relation to a judicial proceeding against an unrelated bank in Poland considering that certain contractual clauses in CHF-indexed loan agreements were abusive. The CJEU has left to Polish courts the decision on whether the whole contract can be maintained once the abusive terms have been removed, which should in turn decide whether the effects of the annulment of the contract are prejudicial to the consumer. In case of maintenance of the contract, the court may only integrate the contract with subsidiary provisions of national law and decide, in accordance with those provisions, on the applicable rate.
On 2 September 2021, the Supreme Court was expected to take a position regarding the key issues in disputes concerning loans based on foreign currency, clarifying the discrepancies and unifying case law. The resolution was not adopted and instead, the Supreme Court referred questions to the CJEU on constitutional issues of the Polish judiciary system. No new date for consideration of the issue has been set and no comprehensive decision by the Supreme Court on CHF of the issue is expected in the near future. In the absence of a comprehensive position of the Supreme Court, it is difficult to expect a full unification of judicial decisions, and decisions of the Supreme Court and CJEU issued on particular issues may be important for shaping further case law on CHF matters.
As of 31 December 2021, Santander Bank Polska S.A. and Santander Consumer Bank S.A. maintain a portfolio of mortgages denominated in or indexed to CHF for an approximate amount of 9,265 million zlotys (EUR 2,083 million). During the year, provisions recorded amounted to 1,453 million zlotys (EUR 319 million), leaving the provision fund as of 31 December 2021 at 2,056 million zlotys (EUR 447 million). This provision represents the best estimate at 31 December 2021 given the difficulty to predict the financial impact, as it is for national courts to decide the relevant issues and the process of analyzing and deciding on the KNF proposal described below has not yet been completed. Santander Bank Polska and Santander Consumer Bank Poland will continue to monitor and assess appropriateness of those provisions.
In December 2020, the Chairman of the Polish Financial Supervision Authority (KNF) presented a proposal for voluntary settlements between banks and borrowers under which CHF loans would be retrospectively settled as PLN loans bearing an interest rate based on WIBOR plus margin. This proposal is currently under analysis within Santander Bank Polska S.A. and Santander Consumer Bank S.A., depending on the results of this analysis, Santander Bank Polska and Santander Consumer Bank Poland will decide whether to adhere to this proposal and will proceed to include additional scenarios in the models for calculating provisions and reflect the estimated impact on their level.
While the above referred events could lead to significant changes in the level of expected provisions, in the opinion of Santander Bank Polska S.A. and Santander Consumer Bank S.A., it is not possible to reliably estimate the value of their impact on their financial position at 31 December 2021.
•Banco Santander Mexico. Dispute regarding a testamentary trust constituted in 1994 by Mr. Roberto Garza Sada in Banca Serfin (currently Santander Mexico) in favor of his four sons in which he affected shares of Alfa, S.A.B. de C.V. (respectively, "Alfa" and the "Trust"). During 1999, Mr. Roberto Garza Sada instructed Santander México in its capacity as trustee to transfer 36,700,000 shares from the Trust's assets to his sons and daughters and himself. These instructions were ratified in 2004 by Mr. Roberto Garza Sada before a Notary Public.
Mr. Roberto Garza Sada, passed away on 14 August 2010 and subsequently, in 2012, his daughters filed a complaint against Santander Mexico alleging it had been negligent in its trustee role. The lawsuit was dismissed at first instance in April 2017 and on appeal in 2018. In May 2018, the plaintiffs filed an appeal (recurso de amparo) before the First Collegiate Court of the Fourth Circuit based in Nuevo León, which ruled in favor of the plaintiffs on 7 May 2021, annulling the 2018 appeal judgment and condemning Santander Mexico to the petitions claimed, consisting of the recovery of the amount of 36,700,000 Alfa shares, together with dividends, interest and damages.
On 7 June 2021, Santander México filed an appeal for constitutional review against the decision of the Collegiate Court before the Supreme Court of Justice of the Nation, considering that this court was not empowered to resolve substantive issues that had not been raised by the parties, lack of procedural standing, and the absence of a decision imposing the plaintiffs to pay costs. This appeal was rejected by the President of the Supreme Court of Justice of the Nation on 1 October 2021 on the grounds that the matter, although it refers to constitutional matters, is not of exceptional interest.
On 6 October 2021, Santander México filed an appeal against this decision before the Supreme Court itself, which was rejected in limine by the President of the Court by order dated 11 October 2021, considering that against the dismissal of the appeal for constitutional review, there is no possible appeal pursuant to the Constitutional Reform of March 2021. Against this decision, on 8 December 2021, a new appeal was filed for this matter to be reviewed by the First Chamber of the Supreme Court of Justice of the Nation, considering that the failure to accept the appeal constitutes a retroactive application of the law, and that this violates the transitory fifth article of the reform of the “Ley de Amparo” published on 7 June 2021.
In compliance with the aforementioned ruling of 7th May 2021, the Seventh Civil Chamber of the Superior Court of Justice of Nuevo León has issued a judgement imposing Santander Mexico to pay the benefits claimed by the plaintiffs. As a result of this judgement, Santander Mexico has filed a new appeal (recurso de amparo) and will request that it be resolved by the Supreme Court of Justice of the Nation.
Santander México estimates that the actions taken should prevail and reverse the decision against it. However, given the procedural stage of the case, Santander México has classified this risk as possible. The impact of a potential unfavorable resolution for Santander México will be determined in a subsequent proceeding and will also depend on the additional actions that Santander México may take in its defense, so it is not possible to determine it at this time.
•URO Property Holdings, SOCIMI SA: In December 2021, BNP Paribas Trust Corporation UK Limited (“BNP”) informed Uro Property Holdings SOCIMI, SA (“Uro”) – subsidiary from Banco Santander, S.A.-, that it is considering taking legal action against Uro. On 16 February 2022, BNP commenced legal proceedings against Uro in the Commercial Court in London. On 31 December 2021, Uro lost its status as a SOCIMI (Sociedad Anónima Cotizada de Inversión Inmobiliaria). The potential litigation concerns certain terms of a financing granted to Uro which was supported by a bond issue in 2015. BNP, acting as trustee on behalf of the bondholders, claims that based on those terms, and in relation to the loss of SOCIMI status, Uro would be obliged to pay an additional premium above the nominal value of the financing repayment. Uro denies being liable to pay that additional premium and intends to defend the claim. It is estimated that the maximum loss associated with this possible contingency, amounts to approximately EUR 250 million. There is no date for trial hearing yet.
Banco Santander and the other Group companies are subject to claims and, therefore, are party to certain legal proceedings incidental to the normal course of their business including those in connection with lending activities, relationships with employees and other commercial or tax matters additional to those referred to here.
With the information available to it, the Group considers that, at 31 December 2021, it had reliably estimated the obligations associated with each proceeding and had recognized, where necessary, sufficient provisions to cover reasonably any liabilities that may arise as a result of these tax and legal risks. Disputes in which provisions have been registered but are not disclosed is justified on the basis that it would be prejudicial to the proper defense of the Group. Subject to the qualifications made, it also believes that any liability arising from such claims and proceedings will not have, overall, a material adverse effect on the Group’s business, financial position, or results of operations